Annual Meeting of Stockholders April 18, 2013 Exhibit 99.1

Forward-Looking Statements

The Company bases all statements made in this presentation that are not historic facts on its current expectations. These statements are forward-looking in nature (as defined in the Private
Securities Litigation Reform Act of 1995) and involve a number of risks and uncertainties. Actual results could vary materially. Factors that could cause actual results to vary materially include:
the Company’s ability to maintain profitable operations, the adequacy of the loss and loss expense reserves of the Company’s insurance subsidiaries, business and economic conditions in the areas in which the Company operates, interest rates, competition from various insurance and other financial businesses, terrorism, the availability and cost of reinsurance, adverse and catastrophic weather events, legal and judicial developments, changes in regulatory requirements, the
Company’s ability to integrate and manage successfully the companies it may acquire from time to time and other risks the Company describes from time to time in the periodic reports it files with the Securities and Exchange Commission. You should not place undue reliance on any such forward-looking statements.  The Company disclaims any obligation to update such statements or to announce publicly the results of any revisions that it may make to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
Reconciliations of non-GAAP data are available in the Investors section of the Company’s website at www.donegalgroup.com in the Company’s news releases regarding quarterly financial results.

President’s Report

Corporate Objective
Create value for shareholders, policyholders,
agents, employees and the communities we
serve by outperforming the property and
casualty insurance industry over time in terms
of service, profitability and book value growth

Multi-faceted Strategy to Achieve Strategic
Goals
•
Conservative underwriting
•
Pricing discipline and premium adequacy
•
Prudent organic and acquisition growth
•
Best-in-class technology
•
Effective and growing agency distribution
system

Multi-faceted Strategy to Achieve Strategic
Goals
•
Superior claims service
•
Efficient operations
•
Conservative investing
•
Strong enterprise risk management
•
Recruiting, development and retention
of quality personnel

2012 Financial Results

Financial Results

2011
•
Total Revenues $475,018,000 $514,983,000
•
Premiums Earned $431,470,000 $475,002,000
•
Investment Income $20,858,000 $20,168,000
•
Net Income $453,000    $23,093,000
•
Statutory Combined Ratio 107.9% 99.8%
2012

Balance Sheet Strength 9 December 31, • Total Assets • Stockholders’ Equity • Book Value per Share $15.01 $15.63 $400,034,000 $383,452,000 $1,336,889,000 $1,290,793,000 2012 2011

Investment Portfolio
* Excluding investments in affiliates
Short-Term
Securities
5%
Treasury
2%
Agency
7%
Corporate
10%
Mortgage -Backed
Securities (MBS)
16%
Taxable Munis
2%
Equity
1%
$769 Million
in Invested
Assets*
Tax-Exempt Municipals
57%

Fixed Maturity Investment Ratings
December 31, 2012

U.S. Treasury and U.S. Agency Securities $201,358,000 27.3%
Aaa or AAA 53,203,000 7.2%
Aa or AA 379,372,000 51.5%
A 89,338,000 12.1%
BBB 13,339,000 1.9%
Total $736,610,000 100.0%

7% CAGR
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

DONEGAL.
GROUP INC.

Growth of Book Value 12 Book Value Plus Cumulative Dividends $- $5.00 $10.00 $15.00 $20.00 Book Value Dividends Paid

1 st Quarter 2013 Financial Results

1
st
Quarter Financial Results

1
st
Qtr 2012  1
st
Qtr 2013
•
Total Revenues $125,348,000 $133,873,000
•
Premiums Earned $114,692,000 $124,702,000
•
Investment Income $5,090,000 $4,815,000
•
Net Income $8,010,000 $6,475,000
•
Statutory Combined Ratio 96.9% 98.0%

Balance Sheet Strength 15 December 31, March 31, 2012 2013 • Total Assets $1,336,889,000 $1,352,033,000 • Stockholders’ Equity $400,034,000 $404,722,000 • Book Value per Share $15.63 $15.72

WriteBiz
DONEGAL
INSURANCE COMPANIES

Write
PRO
DONEGAL
INSURANCE COMPANIES

Write
FARM
DONEGAL
INSURANCE GROUP

Call Center

Service Center

ClaimCenter

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DONEGAL.
GROUP INC.

Technological Capabilities 16

Acquisitions and Affiliations

Regional Focus: Serving 22 States
Through 2,500 Independent Agencies
•
10 M&A transactions
–
Experienced consolidation team
•
Acquisition criteria:
–
Serving attractive geography
–
Favorable regulatory, legislative
and judicial environments
–
Similar personal/commercial
business mix
–
Premium volume
up to $100 million

10% CAGR
Michigan
Sheboygan
Peninsula
Le Mars
Southern
Atlantic States
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

DONEGAL GROUP INC.

Acquisitions Have Made Meaningful
Contribution to Long-term Growth

$283
$302
$207
$307
$314
$365 $363
$392
$454
$496
Net Written Premiums
(dollars in millions)
January 2004
Acquired Le Mars and
Peninsula
December 2008
Acquired Sheboygan Falls
Implemented Pooling Change
December 2010
Acquired Michigan
Implemented 25% Quota Share

Union Community Bank
(48% owned by Donegal Group Inc.)
•
Financial results:
– $509.8 million in assets at year-end 2012
– $9.8 million in 2012 net income, up from $4.8 million in 2011
– $2.3 million in net income for first quarter of 2013
•
Excellent capital ratios at March 31, 2013:

Tier 1 capital to average total assets 15.34%
Tier 1 capital to risk-weighted assets 22.17%
Risk-based capital to risk-weighted assets 24.25%

Financial Strength
A.M. BEST
A Excellent

Forbes | 2013
AMERICA'S MOST TRUSTWORTHY COMPANIES

© 2013, Forbes Media LLC. Used With Permission

DONEGAL GROUP INC.

Recognition 21 Affirmed October 2012 Affirmed October 2012

Annual Meeting of Stockholders April 18, 2013